UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
March 25, 2021

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors of Principal Officers, Election of Directors; Appointment of Principal Officers.
On March 25, 2021, by unanimous action by the Board of Directors of Independent Bank Group, Inc. (the “Company”) and upon the recommendation of the Corporate Governance and Nominating Committee, the Board appointed Paul E. Washington to serve on the Board of Directors of the Company to fill an existing vacancy in the Class III directors. The appointment is effective on April 1, 2021 and he will serve as a Class III director until his term expires at the 2022 annual meeting of shareholders. The Board has determined that Mr. Washington is independent under the listing standards under the Nasdaq Select Global Market.
Mr. Washington currently serves as Market Director for JLL, an international Fortune 500 commercial real estate services firm, a position he has held since 2017. Prior to joining JLL, he served as Executive Director of the Office of Economic Development for the City of Denver, Colorado from 2011 – 2017. In this mayoral appointed, cabinet level position, Mr. Washington developed and oversaw the execution of the economic development strategy of the City and County of Denver. Mr. Washington also enjoyed a ten year career as an investment banker as Founder and President of LJS Holdings, an international investment advisory firm, from 2001 to 2011. He began his career as a corporate attorney with the international law firm of Hogan Lovells. Mr. Washington is considered one of the most influential business and civic leaders in the state of Colorado, serving on numerous boards including Denver Health, Colorado Housing Finance Authority, Colorado Concern and the Downtown Denver Partnership.
Mr. Washington is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Washington will receive compensation as a non-management director in accordance with the Company’s director compensation program for non-management directors. In connection with joining the Board, Mr. Washington entered into an Indemnification Agreement for Officers and Directors, in substantially the same form as the Company has previously filed with the Securities and Exchange Commission.
On March 26, 2021, the Company issued a press release announcing the appointment of Mr. Washington to the Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated March 26, 2021, announcing the appointment of Paul E. Washington as a director of the Company.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated March 26, 2021
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President